UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

_______________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):       April 4, 2014

Network-1 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15288	11-3027591

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

445 Park Avenue, Suite 1020, New York, New York 10022

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (212) 829-5770

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On April 4, 2014, Network-1 Technologies, Inc. (the “Company”) initiated patent litigation against Google Inc. and YouTube, LLC in the United States District Court for the Southern District of New York for infringement of several of its patents relating to the identification of media content.  A copy of the press release, issued by the Company on April 7, 2014, is attached as Exhibit 99.1 hereto.

Item 9.01       Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release, dated April 7, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK-1 TECHNOLOGIES, INC.

Dated: April 8, 2014	By:	/s/ Corey M. Horowitz
Name: Corey M. Horowitz
Title: Chairman & Chief Executive Officer

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